                                                                    EXHIBIT 10.1


                                                                       EXECUTION
                                                                         VERSION



                                 SIXTH AMENDMENT

         SIXTH AMENDMENT, dated as of May 30, 2003 (this "Amendment"), to the Credit Agreement referred to below made by and among Belden & Blake Corporation, an Ohio corporation (the "Borrower"), each subsidiary of the Borrower listed as a "Guarantor" on signature pages hereto (each a "Guarantor" and collectively, the "Guarantors" and together with the Borrowers, each a "Loan Party" and collectively, the "Loan Parties"), Ableco Finance LLC, a Delaware limited liability company ("Ableco"), in its capacity as administrative agent and collateral agent on behalf of the Lenders referred to below, and Foothill Capital Corporation, a California corporation ("Foothill"), in its capacity as funding agent on behalf of the Lenders referred to below.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of August 23, 2000 (such agreement, as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Guarantors and each of the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Ableco in its capacity as the collateral agent and administrative agent for the Lenders (in such capacity, the "Collateral Agent" and the "Administrative Agent", respectively), and Foothill in its capacity as funding agent for the Lenders (in such capacity, the "Funding Agent", and, together with the Collateral Agent and Administrative Agent, each an "Agent" and collectively, the "Agents"), the Lenders have agreed to make certain revolving loans, which includes a subfacility for the issuance of Letters of Credit (as defined in the Credit Agreement), and term loans to the Borrower;

         WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, (a) increase the Total Commitment (as defined in the Credit Agreement) from $100,000,000 to $125,000,000 solely to provide for a special letter of credit facility in an amount equal to $25,000,000 whereby the Borrower may from time to time request the issuance of Letters of Credit (as defined in the Credit Agreement) thereunder solely to secure its obligations under Commodity Hedging Agreements (as defined in the Credit Agreement), (b) extend the Final Maturity Date (as defined in the Credit Agreement) to June 30, 2006 and (c) make amendments to certain other terms and conditions in the Credit Agreement; and

         WHEREAS, Madeleine L.L.C., a New York limited liability company (the "Additional Lender"), intends to become a Lender under the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and agreements herein, the parties hereto hereby agree as follows:

         1. Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

         2. Recitals. The following clause (iii) shall be added to the end of the second WHEREAS paragraph set forth in the Recitals:

                  "and (iii) an additional special facility for the issuance of Letters of Credit (as hereafter defined) which shall be available to the Borrower solely to secure its obligations under Commodity Hedging Agreements (as hereafter defined);"

         3. Commitments. The definition of the term "Commitments" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Commitments': with respect to each Lender, such Lender's Revolving Credit Commitment, Term Loan Commitment and Special L/C Commitment."

         4.       EBITDA. The definition of the term "EBITDA" contained in
Section 1.1 of the Credit Agreement is hereby amended by inserting immediately after the term "letter of credit fees" the following parenthetical "(including the Special L/C Fee and the Special L/C Facility Fee)".

         5. Final Maturity Date. The definition of the term "Final Maturity Date" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to the date "December 31, 2005" and substituting in lieu thereof the date "June 30, 2006".

         6. NYMEX Strip Price. The definition of the term "NYMEX Strip Price" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "'NYMEX Strip Price': as of any date of determination, (i) for the 36 month period commencing with the month in which the date of determination occurs, the average of the 36 succeeding monthly futures contract prices, commencing with the month during which the determination date occurs, for each of the appropriate crude oil and natural gas categories included in the most recent Reserve Report provided by the Borrower to the Agents pursuant to subsection 7.1(e), as quoted on the NYMEX, and (ii) for periods after such 36 month period, the average of the quoted prices for the period from and including the 25th month in such 36 month period through the 36th month in such period; provided, that if the NYMEX no longer provides futures contract price quotes or has ceased to operate, the comparable futures contract prices quoted on such other nationally recognized commodities exchange as the Collateral Agent shall designate, provided, further, that the NYMEX Strip Price for natural gas shall not exceed $5.00 per MmBTU."

         7. Pro Rata Share. The definition of the term "Pro Rata Share" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Pro Rata Share': (a) with respect to a Lender's obligation to make Revolving Credit Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing
         (i) such Lender's Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment; provided, that, if the Revolving Credit Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving Credit Loans (including Agent Advances) and its interest in the Letter of Credit Obligations (excluding Letter of Credit Obligations related to the Special L/C Facility) and the denominator shall be the aggregate unpaid principal amount of all of the Revolving Credit Loans (including Agent Advances) and Letter of Credit Obligations (excluding Letter of Credit Obligations related to the Special L/C Facility);

                  (b) with respect to a Lender's obligation to make the Term Loan and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan Commitment, by (ii) the Total Term Loan Commitment; provided that, if the Term Loan Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Term Loan and the denominator shall be the aggregate unpaid principal amount of all Term Loans;

                  (c) with respect to a Lender's obligation to participate in Letters of Credit under the Special L/C Facility, to reimburse the Issuing Lender with respect to such Letters of Credit and to receive payments of fees and other amounts with respect thereto, the percentage obtained by dividing (i) such Lender's Special L/C Commitment, by (ii) the Total Special L/C Commitment; provided that, if the Special L/C Commitments have been reduced to zero, the numerator shall be the aggregate unpaid amount of such Lender's Letter of Credit Obligations related to the Special L/C Facility and the denominator shall be the aggregate unpaid amount of all Letter of Credit Obligations related to the Special L/C Facility; and

                  (d) with respect to all other matters (including, without limitation, the indemnification obligations arising under subsection 10.5), the percentage obtained by dividing (i) the sum of such Lender's Commitments, by (ii) the sum of the Total Commitment; provided, that if such Lender's Commitments shall have been reduced to zero, such Lender's Commitment shall be the aggregate unpaid principal amount of such Lender's Loans and its interest in the Letter of

         Credit Obligations (including, without limitation, the Obligations under the Special L/C Facility) and if the Total Commitment shall have been reduced to zero, the Total Commitment shall be the aggregate unpaid principal amount of the Loans and the Letter of Credit Obligations (including, without limitation, the Letter of Credit Obligations related to the Special L/C Facility)."

         8. Total Commitment. The definition of the term "Total Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Total Commitment' the sum of the Total Revolving Credit Commitment, the Total Term Loan Commitment and the Total Special L/C Commitment."

         9. New Definitions. Each of the following definitions of the terms "Letter of Credit Fee", "Special L/C Commitment", "Special L/C Facility", "Special L/C Facility Fee", "Special L/C Fee" and "Total Special L/C Commitment" is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                  "'Letter of Credit Fee': as defined in subsection 3.3(b)(i)."

                  "'Special L/C Commitment': the obligation of the Funding Agent and the Lenders identified on Schedule 1.1(a) with a Special L/C Commitment to assist the Borrower in obtaining the issuance of Letters of Credit by the Issuing Lender pursuant to the Special L/C Facility established under subsection 3.1(f)."

                  "'Special L/C Facility': the facility to issue Letters of Credit pursuant to subsection 3.1(f) in an amount not to exceed the aggregate amount of the Total Special L/C Commitment."

                  "'Special L/C Fee': as defined in subsection 3.3(b)(i)."

                  "'Special L/C Facility Fee': as defined in subsection 2.6(e)."

                  "'Total Special L/C Commitment': the sum of the amounts of the Lenders' Special L/C Commitments."

         10. Schedule 1.1(a). Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.

         11. Commitments. The first sentence of subsection 2.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Notwithstanding the foregoing (A) the aggregate principal amount of the Revolving Credit Loans outstanding at any time to the Borrower hereunder shall not exceed the lower of (x) the difference between (1) the Total Revolving

         Commitment and (2) the aggregate Letter of Credit Obligations (other than Letter of Credit Obligations related to the Special L/C Facility), and (y) the difference between (1) the then current Borrowing Base and
         (2) the sum of the aggregate Letter of Credit Obligations (including, without limitation, the Letter of Credit Obligations related to the Special L/C Facility) plus the aggregate outstanding principal amount of the Total Term Loan, (B) the aggregate principal amount of the Term Loans outstanding at any time to the Borrower hereunder shall not exceed the lower of (x) $25,000,000 and (y) the difference between (1) the then current Borrowing Base and (2) the sum of the aggregate Letter of Credit Obligations (including, without limitation, the Letter of Credit Obligations related to the Special L/C Facility) plus the aggregate outstanding principal amount of the Revolving Credit Loans, and (C) the aggregate principal amount of the Loans outstanding at any time to the Borrower hereunder plus the aggregate Letter of Credit Obligations (including, without limitation, the Letter of Credit Obligations related to the Special L/C Facility) shall not at any time exceed the maximum principal amount of Indebtedness permitted to be incurred by the Borrower under the Senior Subordinated Indenture."

         12. Reduction of Commitment. The following new subclause (iii) is hereby added to subsection 2.5(a) of the Credit Agreement:

                  "(iii) Special L/C Commitment. The Total Special L/C Commitment shall terminate at the earlier of (x) the date on which the Borrower provides written notice to the Administrative Agent to terminate such Commitment and (y) the termination of the Total Revolving Credit Commitment. Upon the termination of the Total Special L/C Commitment, the Borrower shall either (A) provide cash collateral to be held by the Funding Agent for the benefit of the Lenders with a Special L/C Commitment in an amount equal to 110% of the maximum amount of the Lenders' obligations under the outstanding Letters of Credit issued under the Special L/C Facility or (B) cause the original Letters of Credit issued under the Special L/C Facility to be returned to the Funding Agent. The Total Special L/C Commitment may be terminated by the Borrower without penalty or premium."

         13. Early Termination by the Borrower. Subsection 2.5(f) of the Credit Agreement is hereby amended by deleting the reference to the date "December 31, 2004" contained in clause (ii) thereof and substituting in lieu thereof the date "June 30, 2005".

         14. Unused Line Fee. The first sentence of subsection 2.6(b) of the Credit Agreement is hereby amended by inserting immediately after the term "Total Commitment" the following parenthetical "(other than the Special L/C Commitment)" and by inserting immediately after the term "Letter of Credit Obligations" the following parenthetical "(other than Letter of Credit Obligations related to the Special L/C Facility)".

         15. Special L/C Facility Fee. The following new subsection (e) is hereby added to Section 2.6 of the Credit Agreement:

                  "(e) Special L/C Facility Fee. From and after November 30, 2004, the Borrower shall pay to the Funding Agent for the account of the Lenders with a Special L/C Commitment a special L/C facility fee (the "Special L/C Facility Fee"), which shall accrue at the rate per annum of 0.50% on the excess, if any, of the Total Special L/C Commitment over the sum of the average amount of Letter of Credit Obligations related to the Letters of Credit issued under the Special L/C Facility outstanding from time to time and shall be payable monthly in arrears on the first Business Day of each month commencing December 1, 2004."

         16. Letter of Credit Guaranty. (a) The first sentence of subsection 3.1(b) of the Credit Agreement is hereby amended by inserting immediately after the term "Letter of Credit Obligations" the following parenthetical "(other than the Letter of Credit Obligations related to the Special L/C Facility)".

                  (b) Subsection Section 3.1(e) of the Credit Agreement is hereby amended by deleting in its entirety the three references to "the Lenders" and substituting in lieu thereof the reference "the applicable Lenders".

         17. Special L/C Facility. The following new subsection (f) is hereby added to Section 3.1 of the Credit Agreement:

                  "(f) Notwithstanding any provision contained in this Section 3 or any Loan Document, each Lender with a Special L/C Commitment hereby agrees to assist the Borrower in establishing or opening Letters of Credit under the Special L/C Facility; provided that each such Letter of Credit shall be used by the Borrower solely to secure the Borrower's obligations under Commodity Hedging Agreements. The aggregate Letter of Credit Obligations under the Special L/C Facility shall not exceed the lower of (i) the amount by which the Borrowing Base exceeds the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Obligations not related to the Special L/C Facility and (ii) the Total Special L/C Commitment. Each of the Lenders, the Agents, the Issuing Lender and the Borrower agrees that (A) each Letter of Credit issued pursuant to the Special L/C Facility shall constitute a Letter of Credit, (B) the obligations related to each such Letter of Credit shall constitute Obligations and/or Letter of Credit Obligations for all purposes of this Agreement and the other Loan Documents, unless otherwise specifically excluded therefrom, (C) the Issuing

         Lender of each such Letter of Credit shall be entitled to the rights and benefits of the Letter of Credit Guaranties, and (D) each such Letter of Credit shall be entitled and subject to all other rights, remedies, benefits, duties and obligations contained in the Loan Documents, including, without limitation, the benefits of the Liens of the Collateral Agent on the Collateral."

         18. Letter of Credit Fees. Clause (i) of subsection 3.3(b) is hereby amended and restated in its entirety to read as follows:

                  "(i) The Borrower shall pay to the Funding Agent for the account of the Lenders with a Revolving Credit Commitment, in accordance with the Lenders' Pro Rata Shares for any Letter of Credit issued under the L/C Subfacility, a nonrefundable fee equal to 1.5% per annum of the outstanding amount of the Letter of Credit Obligations attributable to the Letters of Credit issued under the L/C Subfacility (excluding any Letters of Credit issued under the Special L/C Facility), payable monthly in arrears (the "Letter of Credit Fees"). The Borrower shall pay to the Funding Agent for the account of the Lenders with a Special L/C Commitment, in accordance with the Lenders' Pro Rata Shares for any Letter of Credit issued under the Special L/C Facility, a nonrefundable fee equal to 2.5% per annum of the outstanding amount of the Letter of Credit Obligations attributable to the Letters of Credit issued under the Special L/C Facility, payable monthly in arrears (the "Special L/C Fee")."

         19. Financial Covenant Conditions. (a) The following fiscal quarters and ratios shall be added to the Senior Debt Interest Coverage Ratio set forth in subsection 8.1(a) of the Credit Agreement:

                  "December 31, 2005           3.2:1
                  March 31, 2006               3.2:1"

                  (b) The following fiscal quarters and ratios shall be added to the Senior Debt Leverage Ratio set forth in subsection 8.1(b) of the Credit Agreement:

                  "December 31, 2005           2.7:1
                  March 31, 2006               2.7:1"

         20. Records. Section 11.16 of the Credit Agreement is hereby amended by inserting immediately after the term "the Unused Line Fee" the following ", the Special L/C Facility Fee, the Special L/C Fee".

         21. Additional Lender. (a) On and as of the Amendment Effective Date (as hereafter defined), each of the Additional Lender, Foothill Capital Corporation and Foothill Income Trust, L.P. shall provide the Special L/C Commitment to the Borrower so that, after giving effect thereto, the Total Commitments (including the Special L/C Commitment) will be as set forth in Exhibit A to this Amendment, and the Special L/C Commitments, the Revolving

Credit Commitments (including, without limitation, the Revolving Credit Loans and the Letter of Credit Obligations related to the L/C Subfacility) and the Term Loan Commitments will be held by each of the Lenders (including the Additional Lender) in accordance with their Pro Rata Shares in the Total Commitment, as set forth in Exhibit A to this Agreement.

                  (b) Each of the Borrower and the other Loan Parties hereby consents to the increase in the Total Commitments, and agrees that the Additional Lender shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents with respect to the Commitments provided by it. Commencing on and as of the Amendment Effective Date, the Additional Lender will be a party to the Credit Agreement, agrees to be bound by the terms and conditions of the Credit Agreement and the other Loan Documents and will have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

         22. Conditions to Effectiveness. The effectiveness of this Amendment (the date of such effectiveness, the "Amendment Effective Date") is subject to the condition precedent that:

                  (a) this Amendment shall have been duly executed by a Responsible Officer of the Borrower and each Guarantor and the Agents and the Lenders, original counterparts of which shall have been delivered to the Administrative Agent;

                  (b) each of the representations and warranties made by each Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (c) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to this Amendment;

                  (d) the Administrative Agent shall have received, for the ratable benefit of the Lenders, a non-refundable amendment fee which shall be earned in full by such Lenders on the Amendment Effective Date in an amount equal to $250,000, of which (i) 50% shall be due and payable on the Amendment Effective Date and (ii) 50% shall be due and payable on the first anniversary of the Amendment Effective Date (it being understood and agreed that such fee may be charged to the Loan Account); provided, however, that if the Total Special L/C Commitment shall, at the option of the Borrower, be terminated prior to the first anniversary of the Amendment Effective Date, the Borrower shall not be required to pay the remaining 50% of the amendment fee; and

                  (e) all other legal matters incident to this Amendment shall be satisfactory to the Administrative Agent and its counsel.

         23. Ratification. Except as otherwise expressly provided herein, each Loan Party confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date on which this Amendment is effective all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder", or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (b) to the extent that any such Loan Document purports to assign or pledge to the Administrative Agent, or to grant to the Administrative Agent a security interest in or lien on, any collateral as security for its obligations from time to time existing in respect of the Loan Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified and confirmed in all respects as security for all of its obligations, whether now existing or hereafter arising. This Amendment does not and shall not affect any Obligation or Guarantee Obligation (as the case may be), other than as expressly provided herein, of any Loan Party under or arising from the Credit Agreement or any other Loan Document, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         24. Expenses. The Borrower hereby agrees to pay to the Agents upon demand the amount of any and all fees, costs and expenses, including the reasonable fees, disbursements and other client charges of the Agents' counsel, which the Agents may incur in connection with this Amendment, the amounts of which the Borrower agrees may be charged to the Loan Account.

         25. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same waiver.

         26. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed within such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                   AGENTS AND LENDERS:

                                   ABLECO FINANCE LLC, as Collateral Agent,
                                     Administrative Agent and Lender, for itself and on behalf of its affiliate assigns


                                   By: /s/ KEVIN GENDA
                                      --------------------------------------
                                      Kevin Genda / Sr. V.P. & CCO

                                   FOOTHILL CAPITAL CORPORATION, as
                                   Funding Agent and Lender


                                   By: /s/ Gary Forlenza
                                      --------------------------------------
                                      Title: Assistant Vice President

                                   FOOTHILL INCOME TRUST, L.P., as Lender,
                                   By: FIT GP, LLC, its general partner



                                       By: /s/ DENNIS R. ARCHER
                                          ----------------------------------
                                          Title: Managing Member

                                   MADELEINE L.L.C., as Lender


                                   By: /s/ KEVIN GENDA
                                      --------------------------------------
                                      Kevin Genda / V.P.



                                   BORROWER:

                                   BELDEN & BLAKE CORPORATION

                                   By: /s/ ROBERT W. PESHEK
                                      --------------------------------------
                                      Title: Chief Financial Officer
                                             Vice President

                                  GUARANTORS:

                                  THE CANTON OIL & GAS COMPANY
                                         Robert W. Peshek


                                  By: /s/ ROBERT W. PESHEK
                                     ---------------------------------------
                                     Title: Chief Financial Officer
                                            Vice president

                                  WARD LAKE DRILLING, INC.
                                         James L. Goist


                                  By: /s/ JAMES L. GOIST
                                     ---------------------------------------
                                     Title: Treasurer

                                    EXHIBIT A

                                SCHEDULE 1.1 (a)

                              LENDERS' COMMITMENTS

                                                          Revolving Credit
               Lender                                         Commitment                 Percentage
------------------------------------------        ----------------------------------   ---------------
Ableco Finance LLC and its affiliates                      $  60,000,000                     60%
Foothill Capital Corporation                                  30,000,000                     30%
Foothill Income Trust, L.P.                                   10,000,000                     10%
-----------------------------------------------------------------------------------------------------
     Total Revolving Credit Commitment                     $ 100,000,000                    100%

Term Loan Commitment

Term Loan Commitment expired on December 26, 2000.


                                                             Special L/C
               Lender                                         Commitment                 Percentage
------------------------------------------        ----------------------------------   ---------------
Madeleine L.L.C.                                            $ 15,000,000                     60%
Foothill Capital Corporation                                   7,500,000                     30%
Foothill Income Trust, L.P.                                    2,500,000                     10%
-----------------------------------------------------------------------------------------------------
     Total Special L/C Commitment                           $ 25,000,000                    100%


                                             Revolving Credit         Special L/C
                  Lender                        Commitment             Commitment         Percentage
-------------------------------------     ---------------------    -----------------   ---------------
Ableco Finance LLC and its affiliates          $ 60,000,000               -0-                48%
Madeleine L.L.C.                                    -0-              $ 15,000,000            12%
Foothill Capital Corporation                     30,000,000             7,500,000            30%
Foothill Income Trust, L.P.                      10,000,000             2,500,000            10%
-----------------------------------------------------------------------------------------------------
     Total Commitment                          $100,000,000          $ 25,000,000           100%